Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2012
Intangible Assets and Goodwill
9.	Intangible Assets and Goodwill

The gross carrying value of intangible assets and accumulated amortization was:

	December 31, 2012			December 31, 2011

	Gross Carrying Value	Accumulated Amortization	Net Carrying Value	Gross Carrying Value	Accumulated Amortization	Net Carrying Value

Customer relationships	$ 279	$ 51	$ 228	$ 245	$ 17	$ 228
Technology	89	16	73	88	6	82
Trade name	17	2	15	15	1	14
Other	5	2	3	2	-	2

Total intangible assets	$ 390	$ 71	$ 319	$ 350	$ 24	$ 326

Amortization expense for intangible assets was $47 million and $20 million in 2012 and 2011, respectively.

Estimated future annual amortization expense for intangible assets as of December 31, 2012, is as follows:

2013	$49
2014	$43
2015	$40
2016	$38
2017	$35
Thereafter	$114

The changes in the carrying amount of goodwill, as allocated to the Company’s reportable segments for purposes of testing goodwill for impairment going forward, are presented in the following table:

	Investor Services	Advisor Services	Total

Balance at December 31, 2011	$1,083	$78	$1,161
Goodwill acquired and other changes during the period	45	22	67

Balance at December 31, 2012	$1,128	$100	$1,228

In testing for potential impairment of goodwill on April 1, 2012, the Company used a discounted cash flow model instead of the qualitative assessment methodology allowed by applicable accounting standards. As a result of this test, the fair values of the Company’s reporting units, as indicated by a discounted cash flow model, substantially exceeded their fair values and therefore management concluded that no amount of goodwill was impaired in 2012. The Company did not recognize any goodwill impairment in 2011 or 2010.